Exhibit 99.1

Faraday Future Announces $25 million in New Financing, Demonstrating Institutional Investors’ Confidence in the Company’s Prospects; Recent Total of $70 million in Financing to Sufficiently Support the Phase I Goals of Its Robotics Business Plan

●	Combined with the $45 million announced in April, the Company has secured a total of $70 million in financing over the past two months, enough to fully support the Phase 1 (by end of 2026 ) objective of FF EAI robotics strategy. Driven by rising demand across the FF’s four primary product lines and key application scenarios, including education, security inspection, reception and guided tours, performance, and university research, as well as the upcoming new products, the Company raised the full-year shipment target to 1,500 units.

●	With improved strategy, fundamentals, and the latest recent financing, for the first time in years, FF has the room to shift financing decisions from liquidity-driven to capital-structure-driven. With near-term runway pressure materially eased, the Company believes it is now positioned to systematically select the financing mix that best serves long-term stockholder value, rather than accept terms dictated by short-term liquidity needs. For its EAI Vehicle business, FF expects to gradually move away from a high-cost short-term funding approach toward a business-phase fit financing mix of operating cash flow, industry partnerships, and long-term capital to accelerate returns for its stockholders.

●	Following the conclusion of the SEC investigation with no penalties and the full return of the founding team, FF is upgrading its previous “Ten-Punch Combo” strategy into “Five Key Transformations” under AI-First philosophy. The full strategic plan set to be unveiled in YT’s Investor Weekly Report this coming Sunday.

Los Angeles, CA (May 15, 2026) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) (“FF”, “Faraday Future”, or the “Company”), a California-based global Embodied AI (EAI) ecosystem company, today announced it has entered into a Securities Purchase Agreement (the “Agreement”) with investors to issue convertible promissory notes in an aggregate principal amount of $25 million USD. The Company expects proceeds from the financing to accelerate the implementation of FF’s EAI strategy to maintain FF’s first-mover advantage as the first U.S. company to deliver both humanoid and bionic robots.

Pursuant to the Agreement, the investors purchased from the Company convertible promissory notes in an aggregate principal amount of $25 million USD. The shares of common stock underlying the convertible promissory notes issued in the financing are currently unregistered, subject to trading restrictions, and not immediately tradable. Of this amount, $12.5 million will be remitted directly to the Company’s operating account. The remaining $12.5 million will be deposited, pursuant to controlled account agreements with each investor, into control accounts under the control of such investor and will be released to the Company upon satisfaction of certain conditions. For more information on the key terms of this financing, please refer to the Company’s Form 8-K to be filed with the U.S. Securities and Exchange Commission (SEC) on or about May 15, 2026.

Combined with the $45 million financing announced in April, the Company has secured a total of $70 million in financing over the past two months, enough to fully support the Phase 1 (by end of 2026 ) objective of FF EAI robotics strategy. Driven by rising demand across the FF’s four primary product lines and key application scenarios, including education, security inspection, reception and guided tours, performance, and university research, as well as the upcoming new products, the Company raised the full-year shipment target to 1,500 units.

Evolving into a Physical AI company with the “AI First” philosophy, FF is focusing on two product engines: Embodied AI (EAI) humanoid and bionic robots, and EAI automotive robots. By building a “Three-in-One ecosystem” of “Device, Data, and Brain & Open-Source and Open Developer Platform,” the Company aims to create an evolutionary flywheel, with the goal of maximizing commercial value.

The significance of this financing is not the amount itself, but that — for the first time in years with near-term runway pressure materially eased — the Company believes it can shift financing decisions from liquidity-driven to capital-structure-governance-driven. With improved strategy and fundamentals, FF expects to gradually move its EAI Vehicle business away from high-cost short-term funding approach, toward a business-phase fit financing mix of operating cash flow, industry partnerships, and long-term capital to accelerate returns for its stockholders.

ABOUT FARADAY FUTURE

Founded in 2014, Faraday Future (FF) is a U.S.-based Physical AI ecosystem company dedicated to reshaping the future of robotics and mobility solutions through AI innovation and technologies. FF focuses on two major product strategies within the Embodied AI (EAI) robotics business: EAI humanoid and bionic robots, and EAI automotive-focused robots. By building a Three-in-One ecosystem of “Device, Data, EAI Brain & Open-Source and Open Platform,” FF aims to create an evolutionary flywheel: scaled device delivery, data collection and training, continuous evolution of the EAI Brain, stronger product capability, and even larger-scale delivery and deployment. Through this flywheel, FF seeks to maximize its commercial value and lead to the advancement of Physical AI. For more information, please visit Faraday Future’s official website: https://www.ff.com/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “plan to,” “can,” “will,” “should,” “future,” “potential,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding FF’s entry into the embodied AI robotics market, involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to maintain its listing on Nasdaq; the availability of sufficient share capital to execute on its strategy, which the Company currently lacks; the agreement of stockholders to substantially increase the Company’s share capital, which could result in substantial additional dilution; the Company’s ability to homologate FX vehicles for sale; the Company’s ability to secure the necessary funding to execute on the FX strategy, which will be substantial; demand for the Super One; demand for the Company’s robotics products; competition in the robotics industry, which includes companies with far superior experience, funding and name recognition; the Company’s reliance on a single OEM for most of its robotics products; the Company’s ability to get the planned robotics products to comply with all applicable U.S. rules and regulations; the ability of the robotics OEM to timely supply robotics to the Company; tariff uncertainty for imported products, particularly from China; the ability of the U.S. Department of Commerce to review, condition, or prohibit robotics-related transactions with a China OEM; demand from automobile dealers for robotics products; the Company’s ability to maintain its listing on Nasdaq; the Company’s ability to timely regain compliance with Nasdaq’s $1.00 minimum bid price requirement; that the Company’s common stock will be suspended from trading on Nasdaq if the closing price of its Class A common stock is $0.10 or less for 10 consecutive trading days; the availability of sufficient share capital to execute on its strategy, which the Company currently lacks; the agreement of stockholders to substantially increase the Company’s share capital, which could result in substantial additional dilution; the ability to secure the necessary agreements to upgrade the Super One to an 800V architecture or to develop the AIHER model, none of which have been finalized; the Company’s ability to design and develop AIHER technology; the Company’s ability to secure financing for the 800V architecture of the Super One; the Company’s ability to secure an occupancy certificate for its Hanford facility; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and robots and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and robots and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@ff.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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